UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 29, 2022

Sysco Corporation

(Exact name of registrant as specified in its charter)

Delaware	1-06544	74-1648137
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1390 Enclave Parkway, Houston, TX 77077-2099

(Address of principal executive offices) (zip code)

Registrant’s telephone number, including area code: (281) 584-1390

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $1.00 Par Value	SYY	New York Stock Exchange
1.25% Notes due June 2023	SYY23	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

(e) On July 29, 2022, the Compensation and Leadership Development Committee (the “Committee”) of the Board of Directors (the “Board”) of Sysco Corporation (“Sysco” or the “Company”) approved an annual cash-based incentive plan (the “AIP”) for fiscal year 2023 (“fiscal 2023”), which, consistent with the Committee’s historical annual incentive practices, includes financial performance objectives.

Pursuant to the AIP, the executive officers of the Company are eligible to receive cash-based incentive awards, including the following named executive officers (the “NEOs”) identified in the Company’s proxy statement filed in connection with the 2021 annual meeting of stockholders:

•	Kevin P. Hourican – President and Chief Executive Officer;

•	Aaron E. Alt – Executive Vice President and Chief Financial Officer;

•	Greg D. Bertrand – Executive Vice President, U.S. Foodservice Operations;

•	Joel T. Grade – Executive Vice President, Corporate Development; and

•	Thomas R. Peck, Jr. – Executive Vice President, Chief Information and Digital Officer.

Annual Incentive Plan Opportunity

The AIP is designed to offer cash compensation based on pre-established Company financial metrics and certain strategic bonus objectives (“SBOs”).

On July 29, 2022, the Committee approved AIP awards to executive officers, including the NEOs, for fiscal 2023 and established Company financial metrics and SBOs. Incentive payments earned under the AIP will be based on the following components: (i) 60% on financial metrics (i.e., 30% tied to sales revenue and 30% tied to operating income); (ii) 30% on SBOs aligned to the highest priority initiatives under the Company’s Recipe for Growth; and (iii) 10% on environmental, social, and governance (“ESG”) SBOs. The ESG SBOs are tied to key ESG initiatives involving gender representation, diverse recruiting and carbon reduction.

The financial metrics have a possible payout between 0% and 200% and the SBOs have a possible payout of between 0% and 150%, depending on the actual performance of the senior leadership team relative to the pre-established targets. In the aggregate, the maximum fiscal 2023 incentive opportunity under the AIP would be 180% of an NEO’s target opportunity, subject to adjustment based on each NEO’s individual performance as described below.

The AIP payment, if any, for each of the above components will be calculated based on performance (as compared to the applicable performance target(s)) and calculated independently from the other components. If any component does not meet the threshold level, a participant will not receive any payment with respect to that component. Further, the aggregate will be subject to adjustment based on each NEO’s performance relative to his or her individual performance objectives for fiscal 2023. This adjustment, which will be determined by the Committee, will range from reducing the AIP payout to zero (for performance significantly below target) to increasing the aggregate payout by 80% (for performance significantly above target). The aggregate adjusted incentive payment for the AIP will be paid following the conclusion of fiscal 2023.

Long-Term Incentive Plan Opportunity – PSUs, Stock Options and RSUs

On July 29, 2022, the Committee also approved the Company’s fiscal 2023 long-term incentive (“LTI”) awards to be issued to the executive officers of the Company, including the NEOs, pursuant to the Sysco Corporation 2018 Omnibus Incentive Plan. The Company’s fiscal 2023 LTI awards will consist of performance share units (“PSUs”), stock options and restricted stock units (“RSUs”). For fiscal 2023, PSUs with a three-year performance period will represent 50% of the target LTI opportunity, with stock options representing 30% and RSUs representing the remaining 20% of the target LTI opportunity.

PSUs. The PSUs provide the opportunity for participants to receive shares of Sysco common stock (“Common Stock”) based on performance in each year of the three fiscal year performance period with respect to the following strategic performance targets established by the Committee, subject to a modifier tied to the Company’s total shareholder return (“TSR”):

•	Market Share Growth: the achievement of targeted market share growth representing 50% of the target PSU opportunity; and

•	Earnings Per Share: the achievement of targeted incremental growth in Sysco’s adjusted earnings per share, representing 50% of the target PSU opportunity.

The number of shares, if any, earned with respect to each of the strategic performance targets will be calculated based on Company performance (as compared to such target) and awarded to the participant independently from the other targets. Further, the total number of shares earned by each participant as a result of the Company’s performance with regard to these strategic performance targets will be subject to adjustment based on Sysco’s TSR during the performance period as compared to the S&P 500 companies. This adjustment will be applied to the target number of shares granted to each participant and will range from decreasing the total number of shares received by 25% of target (for relative TSR below expectations) to increasing the total number of shares received by 25% of target (for superior relative TSR).

Each PSU granted to participants represents the right to receive one share of Common Stock based on target performance, but the ultimate number of shares of Common Stock to be earned with respect to a participant’s PSUs will be determined at the end of the three-year performance period and could range from 0% to 200% of the target number of PSUs offered to the participant. Dividend equivalents accrue during the performance period and are paid either in shares or in cash, in the discretion of the Committee, based on the number of PSUs earned following certification of the Company’s performance.

Stock Options. The stock options have a 10-year term and vest in three equal, annual installments.

RSUs. Each RSU represents the right to receive one share of Common Stock, and the RSUs vest in three equal, annual installments on the first day of the calendar month immediately following each of the first three anniversaries of the grant date.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Sysco Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sysco Corporation

Date: August 4, 2022	By:	/s/ Gerald W. Clanton
Gerald W. Clanton
Vice President, Legal, Deputy General Counsel and Assistant Corporate Secretary